Exhibit 10.2

EXECUTION COPY

DEED OF ASSIGNMENT

July 15, 2009

Reference is made to (i) Third Amended and Restated Receivables Purchase Agreement dated as of December 10, 2008 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “RPA”) among JWPR Corporation, as seller and as servicer (“Seller”), Liberty Street Funding LLC, as a Conduit, the other commercial paper conduits from time to time party thereto, certain financial institutions from time to time party thereto and The Bank of Nova Scotia, as a Purchaser, as the Managing Agent and as the agent (in such capacity, the “Agent”) and (ii) the Receivables Offer Deed dated as of October 24, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “ROD”), between JohnsonDiversey UK Limited, a limited liability company incorporated under the laws of England and Wales (“JD-UK”) and Seller. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the RPA.

Seller has agreed to assign to JD-UK all of Seller’s right, title and interest in the Receivables generated by JD-UK which have not been fully collected as of the date hereof, any and all Collections with respect thereto, all Related Security with respect thereto and Account No. 11289969, sort code 18-50-08 maintained with Citibank N.A., London Branch (collectively, the “Specified Assets”) to the extent that such Specified Assets were previously transferred and assigned to Seller in accordance with the terms of the RPA and the ROD.

Accordingly, for good and valuable consideration paid by JD-UK to Seller, the receipt of which is hereby acknowledged by Seller, which consideration includes the release by JD-UK of the Seller from its obligation to pay the outstanding principal amount of and interest with respect to the subordinated note executed by Seller in favor of JD-UK, Seller does hereby sell, transfer, assign, convey and transfer to JD-UK absolutely and free from all encumbrances created by it and with full title guarantee, but without representation, recourse or warranty of any kind, all of its right, title and interest in and to the Specified Assets.

THIS DEED OF ASSIGNMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF IT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF ENGLAND AND WALES.

This Deed of Assignment shall be binding upon Seller, its successors and assigns, and shall inure to the benefit of JD-UK, its successors and assigns.

This Deed of Assignment may be executed in any number of counterparts and all such taken together will be deemed to constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS OF WHICH this document has been duly executed as a deed by the parties and delivered on the date inserted above.

EXECUTED and DELIVERED as a DEED by	)
JOHNSONDIVERSEY UK LIMITED	)	/s/ David C. Quast.
acting by David C. Quast, a director,	)	Director
in the presence of:	)

Signature of witness: /s/ Tony A Sebranek

Name (in BLOCK CAPITALS): TONY A. SEBRANEK

Address: 8310 16TH STREET, STURTEVANT, WISCONSIN, U.S.A.

Occupation: TREASURY MANAGER

EXECUTED and DELIVERED as a DEED	)
by JWPR CORPORATION	)
by Tony A Sebranek	)
being a person who, in accordance with	)
the laws of that territory, is acting	)
under the authority of the company	)

/s/ Tony A Sebranek Authorised signatory

Signature Page to

Deed of Assignment

JD-UK

Acknowledged and agreed to as of

the date first above written:

LIBERTY STREET FUNDING LLC

By:	/s/ Jill A Russo
Name: Jill A Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as Agent and as a Managing Agent

By:	/s/ Darren Ward
Name: Darren Ward
Title: Director

Signature Page to

Deed of Assignment

JD-UK